FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 18, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

31:    Item 9.  REGULATION FD DISCLOSURE.

On December 18, 2003, the Registrant issued a news release entitled "Checkers(R)/Rally's(R)
Sells 22 Company-Owned Restaurants to a New
Franchisee - Company Provides 2004 Store
Guidance -", a copy is being filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   David G. Koehler
Title:  Vice President, CFO and Treasurer
Dated:  December 18, 2003


EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated December 18, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186

Checkers(R)/Rally's(R) Sells 22 Company-Owned
Restaurants to a New Franchisee
- Company Provides 2004 Store Guidance -

TAMPA, FL - December 18, 2003 - Checkers
Drive-In Restaurants, Inc., (NASDAQ: CHKR), the nation's largest double drive-thru chain, today announced that it has sold 22
Company-owned Checkers(R)/Rally's(R) restaurants to a new franchisee. This sale enables the Company to commit greater resources to its core markets as well as create significant development potential with a new franchisee.

The purchase was made by Pacific Restaurant
Management, Inc. headquartered in Atlanta,
Georgia. The 22 double drive-thru Checkers/Rally's restaurants purchased are located in Los
Angeles, California; Phoenix, Arizona; and
Nashville, Tennessee.

"We are very pleased to welcome Pacific
Restaurant Management, Inc. to the
Checkers/Rally's franchise community,"
said Keith Sirois, President and CEO of
Checkers Drive-In Restaurants, Inc. "We
are committed to franchising and growth, and this sale will enable a top-quality franchise system to manage and fully develop three of our outlying markets. At the same time, the sale gives the Company greater flexibility to focus on developing our core markets in the South and Midwest."

Pacific Restaurant Management, Inc. is an experienced owner and operator of other quick-service restaurant brands. This purchase marks the company's first venture with Checkers/Rally's.

"We chose Checkers/Rally's because we see tremendous opportunity in its business model.
The chain serves high-quality menu items at a great value, and it offers an affordable expansion strategy," said Angie Caldwell, company spokesperson for Pacific Restaurant
Management, Inc.

She continued: "The brand's double drive-thru design lends itself to high volume on small real estate, offering strong sales per square foot, and its modular building construction presents a much better development opportunity than many of its quick service competitors.
We look forward to working with Checkers/Rally's to fully capitalize on this business opportunity."

For additional information about Checkers/Rally's franchising opportunities, please visit www.checkers.com

Checkers also announced today that based on its current outlook for fiscal 2004, it expects to open 20-25 restaurants system-wide.
According to management, the breakdown will be approximately 8 to 10 new Company-owned stores and 12 to 15 franchised stores.

Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc.
(www.checkers.com) is the largest double drive-thru restaurant chain in the United
States. The Company develops, produces,
owns, operates and franchises quick service
"double drive- thru" restaurants.


Except for historical information, this
announcement contains "forward-looking"
and "Safe Harbor" statements within the
meaning of Section 27A of the Securities
Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform
Act of 1995.  These forward-looking and
Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements.
Further information regarding factors that could affect the company's financial and other results is included in the company's
Forms 10Q and 10K, filed with the Securities and Exchange Commission.